TABLE OF CONTENTS


							Page	SA
							Number	Number

ARTICLES


1.	Subject Matter of Sale				1-1	SA-9

2.	Delivery, Title and Risk
	of Loss						2-1	SA-10

3.	Price of Aircraft				3-1	SA-10

4.	Taxes						4-1

5.	Payment						5-1

6.	Excusable Delay					6-1

7.	Changes to the Detail
	Specification					7-1	SA-1

8.	Federal Aviation Requirements and
	Certificates and Export License			8-1

9.	Representatives, Inspection,
	Flights and Test Data				9-1

10.	Assignment, Resale or Lease			10-1

11.	Termination for Certain Events			11-1

12.	Product Assurance; Disclaimer and
	Release; Exclusion of Liabilities;
	Customer Support; Indemnification
	and Insurance					12-1

13.	Buyer Furnished Equipment and
	Spare Parts					13-1

14.	Contractual Notices and Requests		14-1

15.	Miscellaneous					15-1



			TABLE OF CONTENTS


								SA
								Number

EXHIBITS


A	Aircraft Configuration					SA-1

B	Product Assurance Document				SA-1

C	Customer Support Document

D	Price Adjustments Due to
	Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
	Provisions Document

F	Defined Terms Document





LETTER AGREEMENTS


1810-1	Waiver of Aircraft Demonstration Flight





			TABLE OF CONTENTS
		    						SA
								Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R1	***					SA-11

6-1162-RLL-933R8	Option Aircraft				SA-9

6-1162-RLL-934R1	Disclosure of Confidential		SA-1
			Information

6-1162-RLL-935R1	***					SA-1

6-1162-RLL-936R4	Certain Contractual Matters		SA-4

6-1162-RLL-937		Alternate Advance Payment Schedule

6-1162-RLL-938		***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters			SA-1

6-1162-RLL-941R1	Other Matters				SA-1

6-1162-RLL-942		Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights			SA-6

6-1162-RLL-944		Airframe Maintenance Material Cost
			Protection Program

6-1162-RLL-945		Comparison of 737-7H4 and 737-3H4
			Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters		SA-4

6-1162-RLL-1856		***					SA-1

6-1162-RLL-1857		Service Ready Validation Program	SA-1
			Field Test

6-1162-RLL-1858R1	Escalation Matters			SA-4

		   TABLE OF CONTENTS CON'T

			    					SA
								Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036		Amortization of Costs for
			Customer Unique Changes			SA-1

6-1162-RLL-2037		Reconciliation of the Aircraft		SA-1
			Basic Price

6-1162-RLL-2073		Maintenance Training Matters		SA-1

P.A. No. 1810
K/SWA		SA-11